                                                                    Exhibit 99.2


                            AGREEMENT BY AND BETWEEN
                         PNC BANK, NATIONAL ASSOCIATION
                            PITTSBURGH, PENNSYLVANIA
                                       AND
                  THE OFFICE OF THE COMPTROLLER OF THE CURRENCY

         PNC Bank, National Association, Pittsburgh, Pennsylvania (Bank) and the Comptroller of the Currency of the United States of America (Comptroller) wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to continue to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

         The Comptroller, through his National Bank Examiner, has examined the Bank, and the findings are contained in the Report of Examination, dated December 31, 2001 (ROE).

         In consideration of the above premises, and in consideration of the actions that the Bank has voluntarily taken to date to address the matters set forth in the ROE, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors (Board), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

                                    ARTICLE I

     (1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C. ss. 1818(b)(1).

     (2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C. ss. 1818(e)(1) and 12 U.S.C. ss. 1818(i)(2).

     (3) This Agreement shall be construed to be a "formal written agreement" within the meaning of 12 C.F.R. ss. 5.51(c)(6)(ii). See 12 U.S.C. ss. 1831i.

     (4) This Agreement shall be construed to be a "written agreement or other written statement for which a violation may be enforced" within the meaning of 12 U.S.C. ss. 1818(u).

     (5) All reports or plans which the Bank or Board has agreed to submit to the Deputy Comptroller pursuant to this Agreement shall be forwarded by overnight delivery to:

Grace E. Dailey
Deputy Comptroller
    for Large Bank Supervision
Office of the Comptroller of the Currency
250 E Street, S.W.
Mail Stop 6-1
Washington, D.C. 20219

with a copy hand delivered to:

Linda S. Cunningham
Examiner-in-Charge
Office of the Comptroller of the Currency
Two PNC Plaza
Mail Stop P2-PTPP-20-3
620 Liberty Avenue
Pittsburgh, PA 15222-2719



                                   ARTICLE II

                                 STATUS REPORTS

     (1) The Board shall submit status reports to the Deputy Comptroller. These reports shall set forth in detail:

          (a) actions taken to comply with each Article of this Agreement;

          (b) the results of those actions; and

          (c) a description of the actions needed to achieve full compliance with each Article of this Agreement.

     (2) The status reports should also include any actions initiated by the Board and the Bank in response to the comments contained in the ROE. Prior to the implementation of the requirements of each Article of this Agreement, the Board shall cause to be submitted a copy of the respective program to the Deputy Comptroller for written determination of no supervisory concern.

     (3) The first status report shall be submitted for the period ending September 30, 2002, and will be due within fifteen (15) days of that date. Thereafter, progress reports will be due within ten (10) days after the end of each calendar quarter.

                                   ARTICLE III
                                   MANAGEMENT

     (1) Within ninety (90) days after the effective date of this Agreement, the Board shall ensure that the Bank has satisfactory senior managers in place on a full-time basis to carry out the Board's policies, ensure compliance with this Agreement, applicable laws, rules and regulations, and to manage the day-to-day operations of the Bank in a safe and sound manner. Not later than one hundred eighty (180) days after the Bank receives the ROE, the Board shall take all steps necessary to ensure that the Bank is deemed to be "well managed" as that term is defined in 12 C.F.R. ss. 5.39. For purposes of this Agreement, senior managers of the Bank shall be defined as the Bank's Chairman, the Vice Chairman, all Group Executives, the Chief Credit Policy Officer, and the Chief Financial Officer.

     (2) If any position mentioned in Paragraph 1 of this Article is vacant now or in the future, including if the Board alters an existing senior manager's authority and/or responsibilities, and a position mentioned in Paragraph 1 of this Article becomes vacant, the Board shall, within ninety (90) days of such vacancy, submit to the Deputy Comptroller for a written determination of no supervisory objection a capable person for the vacant position who shall be vested with sufficient executive authority to ensure the Bank's compliance with this

Agreement and the safe and sound operation of functions within the scope of that position's responsibility. Prior to the appointment of any individual to a senior manager's position, the Bank shall secure the written determination of no supervisory objection from the Deputy Comptroller regarding such appointment, unless the Deputy Comptroller provides a written waiver of this requirement.

     (3) The requirement to submit information and the obligation to secure a written determination of no supervisory objection are based on the authority of 12 U.S.C. ss. 1818(b) and do not require the Comptroller to complete his review and act on any such information or authority within ninety (90) days.

                                   ARTICLE IV

                                 RISK MANAGEMENT

     (1) Within sixty (60) days after the effective date of this Agreement, Bank management shall submit to the Board for its review and approval a written plan to enhance the overall risk exposure of the Bank and risk management culture of the Bank. The Board and management shall take all necessary steps designed to ensure the implementation of and compliance with this plan. The risk management plan shall include or provide for, at a minimum, the following:

                  (a) Development of a desired risk profile, consistent with the Bank's overall strategic plan and financial condition, for: (i) the Bank as a whole; (ii) by risk type; and (iii) for all corporate and business line levels.

                  (b) Enhanced policies and procedures consistent with the Bank's desired risk profile to identify, assess, manage and monitor risk exposures of the Bank, including risks associated with any new lines of business or significant acquisitions. The procedures shall ensure that strategic direction and risk tolerances are communicated throughout the Bank.

                  (c) Creation and implementation of a formal written plan to align the Bank with its desired risk profile, including the development of written plans with time frames addressing how the Bank will mitigate risks where exposure is high.

                  (d) Enhancements in management information systems, so that all material changes in corporate and business line risk profiles are apparent to, and can be addressed by, both the Board and senior management. Each business line must quantitatively and/or qualitatively measure and monitor risk, so that risk levels can be aggregated for the corporation, and reported to management and the Board.

                  (e) Establishment of risk-return metrics (benchmarks) for each corporate and business line of the Bank to provide pertinent parties within the Bank, including the Board, with prior notice and a reasonable opportunity to review whatever appropriate action should be taken when a metric(s) is at risk of being transgressed.

                  (f) Revisions to the Bank's performance management and compensation systems to reflect accountability for compliance with the Bank's risk management objectives.

                  (g) Formalization and implementation of an enhanced Key Business Initiative (KBI) process designed to ensure compliance with the KBI and to ensure that the risks for a contemplated new product or service are commensurate with the risk profile for:
                           (i) the Bank as a whole; (ii) all pertinent risk categories; and (iii) for the pertinent corporate or business line.

                                    ARTICLE V

                      CREDIT ADMINISTRATION AND CREDIT RISK

     (1) Within sixty (60) days after the effective date of this Agreement, Bank management shall submit to the Board for its review and approval, and the Board shall ensure Bank adherence to a written program designed to enhance the credit administration and management of the credit risk of the Bank. The program shall include, but not be limited to:

                  (a) Development of a well-defined, long-term written strategy for the Bank's future lending activities.

                  (b) Implementation of procedures designed to ensure the use of available portfolio management tools in credit decisions and credit reviews.

                  (c) Refinement of the Bank's valuation model to include industry risk in the pricing of individual credits.

                  (d) Execution of a strategic initiative designed to reduce troubled assets on the Bank's books.

                  (e) Implementation of enhanced procedures that result in accurate risk ratings being assigned to existing and future credit relationships and that enable the Bank to identify and correct deficiencies in the risk rating process.

                  (f) Enhancements to the Bank's independent loan review system to review the Bank's loan and lease portfolios designed to ensure that the Bank is identifying and categorizing its problem credits on a timely basis.

     (2) Within sixty (60) days after the effective date of this Agreement, Bank management shall submit to the Board for review and approval, and the Board shall implement and thereafter ensure Bank adherence to a written program that provides timely updates and appropriate revisions to the Bank's Allowance for Loan and Lease Losses (ALLL) model, and the maintenance by the Bank at all times of an adequate ALLL.

                                   ARTICLE VI

                        FINANCIAL SUBSIDIARIES SAFEGUARDS

     (1) Not later than sixty (60) days after the effective date of this Agreement, the Bank shall have in place all necessary policies, procedures and practices to ensure that the Bank is appropriately insulated from any financial or operational risks associated with the Bank's establishment of financial subsidiary(ies).

     (2) Not later than sixty (60) days after the effective date of this Agreement, the Bank shall have in place all necessary policies, procedures and practices to ensure that the Bank's separate corporate identity and limited liability are preserved vis-a-vis its financial subsidiaries.

                                   ARTICLE VII

                              CONCLUDING PROVISIONS

     (1) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United

States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

     (2) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Comptroller or his duly authorized representative for good cause upon written application by the Board.

     (3) The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

     (4) To the extent that any of the provisions of this Agreement conflict with the terms found in any existing agreement between the Comptroller and the Bank, including the Decision of the Office of the Comptroller of the Currency on the Application to Charter the Bank, the provisions of this Agreement shall control.

     (5) In each instance in this Agreement in which the Board is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall: (i) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement; (ii) require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement; (iii) follow-up on any non-compliance with such actions in a timely and appropriate manner; and (iv) require corrective action be taken in a timely manner of any non-compliance with such actions.

     (6) This Agreement does not form, and may not be construed to form, a contract binding on the OCC or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C. ss. 1818(i), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC's exercise of its supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or arrangements, or negotiations between the parties, whether oral or written.

         IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his hand on behalf of the Comptroller.



------------------------------------------------            --------------------
Grace E. Dailey                                             Date
Deputy Comptroller
    for Large Bank Supervision
Office of the Comptroller of the Currency

         IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

------------------------------------------           --------------------
 James E. Rohr                                               Date
 Chairman of the Board and Chief Executive
 Officer


------------------------------------------           --------------------
 Paul W. Chellgren                                           Date
 Director

------------------------------------------           --------------------
 Robert N. Clay                                              Date
 Director


------------------------------------------           --------------------
 George A. Davidson, Jr.                                     Date
 Director

------------------------------------------           --------------------
 David F. Girard di-Carlo                                    Date
 Director

------------------------------------------           --------------------
 Walter E. Gregg, Jr.                                        Date
 Director

------------------------------------------           --------------------
 William R. Johnson                                          Date
 Director

------------------------------------------           --------------------
 Bruce C. Lindsay                                            Date
 Director


------------------------------------------           --------------------
 Thomas H. O'Brien                                           Date
 Director

------------------------------------------           --------------------
 Jane G. Pepper                                              Date
 Director

------------------------------------------           --------------------
 Lorene K. Steffes                                           Date
 Director


------------------------------------------           --------------------
 Dennis F. Strigl                                            Date
 Director

------------------------------------------           --------------------
 Thomas J. Usher                                             Date
 Director

------------------------------------------           --------------------
 Milton A. Washington                                        Date
 Director

------------------------------------------           --------------------
 Helge H. Wehmeier                                           Date
 Director